UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 19, 2025
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of principal executive offices)			(Zip Code)
(844) 848-0137
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 19, 2025, the Compensation & Human Capital Committee (the “Committee”) of the Board of Directors (the “Board”) of DENTSPLY SIRONA Inc. (the “Company”) approved a one-time retention equity incentive award under the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan (the “Retention Grant”) to certain executives of the Company, including one of the named executive officers, Mr. Tony Johnson, who is the Senior Vice President and Chief Supply Chain Officer. The Committee awarded the Retention Grant to recognize Mr. Johnson’s performance in his role during the recent transition of the Company’s Chief Executive Officer and Chief Financial Officer positions and to properly incentivize and encourage Mr. Johnson to remain employed with the Company through the next three years.

Mr. Johnson’s Retention Grant will be made in the form of stock options with a grant date fair value of $2,000,000 and will cliff-vest on the third anniversary of the grant date, provided that Mr. Johnson remains continuously employed with the Company through the vesting date. The Retention Grant is expected to be granted on the second trading day after the filing of the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2025 (the “Grant Date”), and will expire on the tenth anniversary of the Grant Date. Half of the Retention Grant will have an exercise price equal to the fair market value of the Company’s stock on the Grant Date (the “Standard Exercise Price”), and the remaining half will have an exercise price equal to 110% of the Standard Exercise Price.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DENTSPLY SIRONA Inc.

By:	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig
Executive Vice President, Corporate Development,
General Counsel and Secretary

Date: September 19, 2025